                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of March 26, 2001 for the Collection Period of
                   February 1, 2001 through February 28, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                               1,099,937,045.30
Discounted Principal Balance                                                                        1,099,937,045.30
Servicer Advance                                                                                        2,144,779.34
Servicer Payahead                                                                                       3,039,194.68
Number of Contracts                                                                                           49,144
Weighted Average Lease Rate                                                                                    7.74%
Weighted Average Remaining Term                                                                                 38.7
Servicing Fee Percentage                                                                                       1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                        511,051,996.54
Discounted Principal Balance                                                                          441,387,295.90
Servicer Advances                                                                                       2,767,727.34
Servicer Pay Ahead Balance                                                                              5,214,691.38
Maturity Advances Outstanding                                                                                      -
Number of Current Contracts                                                                                   30,929
Weighted Average Lease Rate                                                                                    7.49%
Weighted Average Remaining Term                                                                                  4.5

------------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                               41,247,639.20
  Specified Reserve Fund Percentage                                                                           9.630%
  Specified Reserve Fund Amount                                                                       105,923,937.46

                                                        Class A                Class B                      Total
                                                         Amount                 Amount                     Amount
                                                    --------------           ------------              --------------
  Beginning Balance                                 101,853,670.24           1,073,070.00              102,926,740.24
  Withdrawal Amount                                   9,493,057.65                      -                9,493,057.65
  Cash Capital Contribution                                      -                                                  -
  Transferor Excess                                   1,230,708.32                                       1,230,708.32
                                                    --------------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release              93,591,320.91           1,073,070.00               94,664,390.91
  Specified Reserve Fund Balance                    104,850,867.46           1,073,070.00              105,923,937.46
                                                    --------------------------------------------------------------------------------
  Release to Transferor                                          -                      -                           -
  Ending Reserve Fund Balance                        93,591,320.91           1,073,070.00               94,664,390.91
  Prior Cumulative Withdrawal Amount                  3,895,057.55                      -                3,895,057.55
  Cumulative Withdrawal Amount                       13,388,115.20                      -               13,388,115.20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                          VEHICLES
  Liquidated Contracts                                                     122
                                                                           ---
  Discounted Principal Balance                                                                         1,900,288.58
  Net Liquidation Proceeds                                                                            (1,447,087.11)
  Recoveries - Previously Liquidated Contracts                                                          (114,269.69)
                                                                                                      -------------
  Aggregate Credit Losses for the Collection Period                                                      338,931.78
                                                                                                      =============
  Cumulative Credit Losses for all Periods                                                            11,336,321.22
                                                                                                      =============
  Repossessed in Current Period                                             48
                                                                            --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                                          Charge-Off Rate
  Second Preceding Collection Period                                                                           0.71%
  First Preceding Collection Period                                                                            0.51%
  Current Collection Period                                                                                    0.73%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                            0.65%
Charge-off Rate Indicator ( > 1.25%)                                                               condition not met
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                  PERCENT       ACCOUNTS         PERCENT              ANIV
  31-60 Days Delinquent                                  4.89%         1512            4.73%          24,179,526.25
  61-90 Days Delinquent                                  0.74%          230            0.75%           3,831,141.13
  Over 90 Days Delinquent                                0.10%           30            0.09%             471,950.84
                                                                      -----                           -------------
  Total Delinquencies                                                 1,772                           28,482,618.22
                                                                      =====                           =============
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                                           0.33%
  First Preceding Collection Period                                                                            0.54%
  Current Collection Period                                                                                    0.84%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                          0.57%
  Delinquency Percentage Indicator ( > 1.25%)                                                      condition not met
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                             VEHICLES
  Matured Lease Vehicle Inventory Sold                                                    3679                59,339,495.33
                                                                                          ----
  Net Liquidation Proceeds                                                                                   (48,886,257.81)
                                                                                                          -----------------------
  Net Residual Value (Gain) Loss                                                                              10,453,237.52
                                                                                                          =======================
  Cumulative Residual Value (Gain) Loss all periods                                                           21,871,040.59
                                                                                                          =======================

                                                                                         Average                 Average
                                               Number     Scheduled      Sale        Net Liquidation             Residual
MATURED VEHICLES SOLD FOR                       Sold     Maturities     Ratio           Proceeds                  Value
                                               ----     ----------      -----           --------                  -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period            624         6,554             9.52%       13,506.59                16,217.97
  First Preceding Collection Period            2,311        7,168            32.24%       14,066.54                16,679.07
  Current Collection Period                    3,679        6,486            56.72%       13,287.92                16,190.70
  Three Month Average                                                                     13,580.61                16,363.91

Ratio of Three Month Average Net Liquidation
   Proceeds to Average Residual Value                                                        82.99%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                             AMOUNT/RATIO                       TEST MET?
-------------------------------------                                             ------------                       ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                              56.72%                            YES

b) Number of Scheduled Maturities > 500                                               6,486                             YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values      82.99%                             NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                            condition not met
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
          Distribution Date of March 26, 2001 for the Collection Period
                 of February 1, 2001 through February 28, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             CERTIFICATE BALANCE
                                                                                             -------------------
                                                                       Total             Percent            Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                98.00%
  Interest Collections                                            4,164,146.21
  Net Investment Income                                             761,640.01
  Non-recoverable Advances                                         (356,614.47)
                                                                --------------
  Available Interest                                              4,569,171.75                             4,474,477.42
  Class A1, A2, A3 Notional Interest Accrual Amount              (3,053,291.66)                           (3,053,291.66)
  Unreimbursed A1, A2, A3 Interest Shortfall                              -                                        -
  Interest Accrual for Adjusted Class B Certificate Bal.           (390,478.25)                             (390,478.25)
  Class B Interest Carryover Shortfall                                    -                                        -
  Servicer's Fee                                                   (504,832.40)                             (492,277.08)
  Capped Expenses                                                   (38,247.85)                              (37,296.62)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                      -                                        -
  Uncapped Expenses                                                       -                                        -
                                                                --------------                           --------------
  Total Unallocated Interest                                        582,321.59                               501,133.81
  Excess Interest to Transferor                                           -                                 (501,133.81)
                                                                --------------                           --------------
       Net Interest Collections Available                           582,321.59                                     0.00
                                                                --------------
  Losses Allocable to Investors' Certificates:                  (10,523,765.16)
  Accelerated Principal Distribution:                                      -
  Deposit to Reserve Fund:                                        1,230,708.32
  Withdrawal from Reserve Fund:                                   9,493,057.65
  Reimbursement/Deposit from Transferor Prin:                     1,679,094.24
  Net Withdrawal from the Reserve Fund:                           8,262,349.33

PRINCIPAL:
  Current Loss Amount                                           (10,792,169.30)                          (10,523,765.16)
  Loss Reimbursement from Transferor                              1,030,707.51                             1,030,707.51
  Loss Reimbursement from Reserve Fund                            9,493,057.65                             9,493,057.65
                                                                --------------                           --------------
       Total                                                       (268,404.14)                                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                --------------
  Ending Balance                                                           -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                --------------
  Ending Balance                                                           -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                --------------
  Ending Balance                                                           -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -

                                                                --------------
  Ending Balance                                                           -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                                        -
  Allocations - Current Period                                   92,799,383.16                            92,799,383.16
  Allocations - Accelerated Principal Distribution                         -                                        -
  Allocations - Not Disbursed Beginning of Period               152,205,502.36                           152,205,502.36
  Allocations - Not Disbursed End of Period                     245,004,885.52                           245,004,885.52
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                  20,662,619.46                            20,662,619.46
  Allocations - Current Period                                    3,443,769.91                             3,443,769.91
  Allocations - Not Disbursed Beginning of Period                17,218,849.55                            17,218,849.55
  Allocations - Not Disbursed End of Period                                -                                        -
DUE TO TRUST - CURRENT PERIOD:                                                                                      -
  Total Deposit to/ (Withdrawal from) Reserve Fund               (8,262,349.33)
  Due To Trust                                                  113,462,002.62                           113,462,002.62
                                                                --------------                           --------------
     Total Due To Trust                                         105,199,653.29                           113,462,002.62
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A1                         CLASS A2
                                                                   --------                         --------
                                                                    Balance                          Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:

  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                          -                     3,463,040.68
  Class A1, A2, A3 Notional Interest Accrual Amount                           -                    (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                  -                              -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  Losses Allocable to Investors' Certificates:
  Accelerated Principal Distribution:
  Deposit to Reserve Fund:
  Withdrawal from Reserve Fund:
  Reimbursement/Deposit from Transferor Prin:
  Net Withdrawal from the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                         -                   (10,523,765.16)
  Loss Reimbursement from Transferor                                          -                     1,030,707.51
  Loss Reimbursement from Reserve Fund                                        -                     9,493,057.65
                                                                 ----------------                 --------------
       Total                                                                  -                                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -                                -
  Allocations - Current Period                                                -                    92,799,383.16
  Allocations - Accelerated Principal Distribution                            -                                -
  Allocations - Not Disbursed Beginning of Period                             -                   152,205,502.36
  Allocations - Not Disbursed End of Period                                   -                   245,004,885.52
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -                    15,668,749.98
  Allocations - Current Period                                                -                     2,611,458.33
  Allocations - Not Disbursed Beginning of Period                             -                    13,057,291.65
  Allocations - Not Disbursed End of Period                                   -                                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                -                   108,468,133.14
                                                                 ----------------                 --------------
     Total Due To Trust                                                       -                   108,468,133.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS A3                         CLASS B
                                                                      --------                         -------
                                                                       Balance                         Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                   580,586.30                     430,850.44
  Class A1, A2, A3 Notional Interest Accrual Amount                   (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                  -
  Interest Accrual for Adjusted Class B Certificate Bal.                                             (390,478.25)
  Class B Interest Carryover Shortfall                                                                       -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                         -
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  Losses Allocable to Investors' Certificates:
  Accelerated Principal Distribution:
  Deposit to Reserve Fund:
  Withdrawal from Reserve Fund:
  Reimbursement/Deposit from Transferor Prin:
  Net Withdrawal from the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                          -                             -
  Loss Reimbursement from Transferor                                           -                             -
  Loss Reimbursement from Reserve Fund                                         -                             -
                                                                     ------------                 --------------
       Total                                                                   -                             -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -                              -
  Allocations - Current Period                                                -                              -
  Allocations - Accelerated Principal Distribution                            -                              -
  Allocations - Not Disbursed Beginning of Period                             -                              -
  Allocations - Not Disbursed End of Period                                   -                              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      2,650,999.98                   2,342,869.50
  Allocations - Current Period                                         441,833.33                     390,478.25
  Allocations - Not Disbursed Beginning of Period                    2,209,166.65                   1,952,391.25
  Allocations - Not Disbursed End of Period                                   -                              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                       2,650,999.98                   2,342,869.50
                                                                     ------------                 --------------
     Total Due To Trust                                              2,650,999.98                   2,342,869.50
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     TRANSFEROR INTEREST
                                                                          Interest                             Principal
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                    94,694.33
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                       (12,555.32)
  Capped Expenses                                                         (951.23)
  Interest Accrual on Class B. Cert. Prin. Loss Amt
  Uncapped Expenses                                                           -
                                                                   --------------
  Total Unallocated Interest                                            81,187.78
  Excess Interest to Transferor                                        501,133.81
                                                                   --------------
       Net Interest Collections Available                              582,321.59
  Losses Allocable to Investors' Certificates:                     (10,523,765.16)
  Accelerated Principal Distribution:                                         -
                                                                   --------------
  Deposit to Reserve Fund:                                          (9,941,443.57)
                                                                   --------------
  Withdrawal from Reserve Fund:
  Reimbursement/Deposit from Transferor Prin:
  Net Withdrawal from the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                                                (268,404.14)
  Loss Reimbursement from Transferor                                (1,030,707.51)
  Loss Reimbursement from Reserve Fund                                                               -----------
       Total                                                                                         (268,404.14)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -                              -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                -                              -
                                                                   --------------                    -----------
       Total Due To Trust                                                     -                              -
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of March 26, 2001 for the Collection Period of
                   February 1, 2001 through February 28, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CERTIFICATE BALANCE
                                                                Total      Percent             Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)             1,099,937,045.30
  Discounted Principal Balance                      1,099,937,045.30
  Initial Notional/Certificate Balance                          -          100.00%        1,077,938,000.00
  Percent of ANIV                                                                                   98.00%
  Certificate Factor                                                                             1.0000000
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance                                      2,144,779.34
  Servicer Payahead                                     3,039,194.68
  Number of Contracts                                          49,144
  Weighted Average Lease Rate                           7.74%
  Weighted Average Remaining Term                        38.7
  Servicing Fee Percentage                              1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                      605,798,878.08
  Maturity Advances Outstanding                                    -
  ANIV Net of Maturity Advance **                     605,798,878.08
  Discounted Principal Balance                        518,191,266.59
  Notional/Certificate Balance                                                              742,938,000.00
  Adjusted Notional/Certificate Balance                                                     590,732,497.64
  Percent of ANIV                                                                                   97.51%
  Certificate Factor                                                                             1.0000000
  Servicer Advances                                     2,867,477.28
  Servicer Pay Ahead Balance                            5,627,781.09
  Number of Current Contracts                                  36,437
  Weighted Average Lease Rate                           7.49%
  Weighted Average Remaining Term                        4.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                      511,051,996.54
  Maturity Advances Outstanding                                  -
  ANIV Net of Maturity Advance **                     511,051,996.54
  Discounted Principal Balance                        441,387,295.90
  Notional/Certificate Balance                                                              742,938,000.00
  Adjusted Notional/Certificate Balance                                                     497,933,114.48
  Percent of ANIV                                                                                   97.43%
  Certificate Factor                                                                             1.0000000
  Servicer Advances                                     2,767,727.34
  Servicer Pay Ahead Balance                            5,214,691.38
  Number of Current Contracts                                  30,929
  Weighted Average Lease Rate                           7.49%
  Weighted Average Remaining Term                        4.5
  Prior Certificate Interest Payment Date         September 25, 2000
  Next Certificate Interest Payment Date              March 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A1                         CLASS A2
                                                   Percent           Balance       Percent             Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance              31.08%        335,000,000.00    53.34%           575,000,000.00
  Percent of ANIV                                                         30.46%                             52.28%
  Certificate Factor                                                       1.000                          1.0000000
  Notional/Certificate Rate                                               5.350%                            5.4500%
  Target Maturity Date                                           October 25,2000                 September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                                -                      575,000,000.00
  Adjusted Notional/Certificate Balance                                       -                      422,794,497.64
  Percent of ANIV                                                          0.00%                             69.79%
  Certificate Factor                                                          -                           1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                                       0.00            575,000,000.00
  Adjusted Notional/Certificate Balance                                              0.00            329,995,114.48
  Percent of ANIV                                                                    0.00%                   64.57%
  Certificate Factor                                                                  -                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A3                      CLASS B                    TRANSFEROR INTEREST
                                            Percent           Balance       Percent      Balance                    Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance         8.94%         96,400,000.00   6.64%        71,538,000.00              21,999,045.30
  Percent of ANIV                                                    8.76%                        6.50%                      2.00%
  Certificate Factor                                             1.0000000                    1.0000000
  Notional/Certificate Rate                                        5.5000%                      6.5500%
  Target Maturity Date                                   February 25, 2002           September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                               96,400,000.00                71,538,000.00              15,066,380.44
  Adjusted Notional/Certificate Balance                      96,400,000.00                71,538,000.00              15,066,380.44
  Percent of ANIV                                                   15.91%                       11.81%                      2.49%
  Certificate Factor                                             1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                               96,400,000.00                71,538,000.00              13,118,882.06
  Adjusted Notional/Certificate Balance                      96,400,000.00                71,538,000.00              13,118,882.06
  Percent of ANIV                                                   18.86%                       14.00%                      2.57%
  Certificate Factor                                             1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------
** Strictly for purposes of calculating Transferors Interest

-------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
   Principal Collections                                                               6,137,034.56
   Prepayments in Full                                           1664                 26,645,671.62
                                                                 ----
   Reallocation Payment                                           43                     724,391.45
                                                                 ----
   Interest Collections                                                                4,164,146.21
   Net Liquidation Proceeds and Recoveries                                             1,561,356.80
   Net Liquidation Proceeds - Vehicle Sales                                           48,886,257.81
   Non-Recoverable Advances                                                             (356,614.47)
                                                                                      -------------
   Total Available                                                                    87,762,243.98
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                        Amount                       Annual Amount
                                                     ------                       -------------
   Total Capped Expenses Paid                        38,247.85                       76,495.70
   Total Uncapped Expenses Paid                            -                               -
   Capped and Uncapped Expenses Due                        -                               -
SERVICER'S FEE DUE:
   Servicer's Fee Shortfall Carryforward                   -
   Servicer's Fee Due Current Period                504,832.40
   Servicer's Fee Paid                              504,832.40
   Servicer's Fee Balance Due                              -
Supplemental Servicer's Fees                         69,841.02
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                       VEHICLES                       AMOUNT
                                                        --------                       ------
   Beginning Unreinvested Principal Collections                                            -
   Principal Collections & Liquidated Contracts                                            -
   Allocation to Subsequent Contracts                      0                               -
                                                           -
                                                                                    ----------
   Ending Unreinvested Principal Collections                                               -
-------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Brown
------------------------------------------------------
Angela Brown, ABS Accounting Manager


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